Exhibit 99.2

CENTURY CASINOS INVESTOR PRESENTATION Peter Hoetzinger, Co CEO & President Results through Q1 2023

Forward-Looking Statements, Business Environment, Risk Factors & Notes on Presentation CENTURY CASINOS This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”, “we”, “us”, “our”) may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made. Forward-looking statements in this presentation include statements regarding the hotel and casino projects in Missouri, future results of operations, including statements about operating margins, the impact of the coronavirus (COVID-19) pandemic, estimates of the financial impact of COVID-19, the adequacy of cash flows from operations and available cash to meet our future liquidity needs, particularly if we cannot operate our casinos due to COVID-19 or their operations are restricted, operating efficiencies, synergies and operational performance, the prospects for and timing and costs of new projects, projects in development and other opportunities, the Goldman Credit Agreement (as defined herein) and obligations under our Master Lease (as defined herein) and the ability to repay debt and other obligations, investments in joint ventures, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, certain plans, expectations, goals, projections, and statements about the Nugget Acquisition (as defined herein) and Rocky Gap Acquisition (as defined herein), the possibility that the Rocky Gap Acquisition does not close when expected or at all because regulatory or other conditions to closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Nugget Acquisition or Rocky Gap Acquisition; the possibility that the anticipated benefits of the Nugget Acquisition or Rocky Gap Acquisition are not realized when expected or at all and plans for our casinos and our Company. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) and our subsequent periodic and current reports filed with the SEC. We caution the reader to carefully consider such factors. Furthermore, such forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. TERMS AND DEFINITIONS Certain terms and definitions are used in this presentation. A list of these terms and definitions is contained in the Appendix. In addition, the names of the Company’s subsidiaries and certain operating segments are abbreviated on certain of the following slides. See Appendix for a list of the subsidiaries and their abbreviations. 1

Key Investment Highlights CENTURY CASINOS Founded in 1992, Century Casinos is a multi-channel gaming company with focus on drive-to U.S. markets Casinos located in attractive markets with limited new competition risk Regional and local customer base. Majority of revenue comes from guests who live within a one-hour drive of our casinos Century’s management team owns 14%1 of CNTY and has 100+ years experience having operated 100+ casinos in 20+ countries Substantial growth drivers: Acquisition of Nugget Casino Resort in Reno, NV Acquisition of Rocky Gap Casino Resort operations, MD (pending) Century Casino Caruthersville, MO, moving to land-based casino Hotel development at Century Casino Cape Girardeau, MO High cash flow conversion 1. Including unexercised stock options 2

Multi-Channel North American Gaming Company[1]

CENTURY CASINOS

Land-based Casinos (USA and Canada)

The online world and the land-based casino world co-exist successfully.

- Century Casino Central City
- Century Casino Cripple Creek
- Century Casino Edmonton
- Nugget Casino Resort
- Century Casino Cape Girardeau
- Century Casino Caruthersville
- Century Casino St. Albert
- Rocky Gap Casino • Resort • Golf, Western Maryland — Pending regulatory approval

Racing and On/Off-Track Betting

Give online customers a better experience and social excitement when they visit land-based casino properties.

- Century Downs
- Century Mile
- Mountaineer Casino Racetrack & Resort



Sportsbook (Retail & Online) and iGaming

The different experiences are complementary and enhance each other.

- bet365
- Rush Street Interactive
- tipico
- Caesars Sportsbook by William Hill
- Circa Sports

1. As of April 3, 2023.

3

Century’s Property Footprint1 Diversified Local Gaming Footprint in Drive-to Markets CENTURY CASINOS Casinos Poland Locations: - Warsaw at Marriott Hotel - Warsaw at Hilton Hotel - Wawa at LIM Center - Wroclaw at Double Tree by Hilton Hotel - Bielsko-Biala at the President Hotel - Katowice at Park Inn by Radisson - Krakow at Dwor Kosciuszko Hotel - Lodz at Manufaktura Century Downs Racetrack and Casino Century Casino St. Albert Century Casino & Hotel Edmonton Century Mile Racetrack and Casino Rocky Gap Casino Resort (planned) Mountaineer Casino, Racetrack & Resort Nugget Casino Resort Century Casino & Hotel Central City Century Casino & Hotel Cripple Creek Headquartered in Colorado Springs CENTURY CASINOS Century Casino Caruthersville Century Casino Cape Girardeau 4

Diverse Regional Exposure in Stable, Mature Gaming Markets in the U.S.

- Exposure to attractive regional markets proven to be resilient throughout the pandemic.
  - 2021 and 2022 GGR[1] levels materially up versus 2019 across almost all markets served in the U.S.
  - Sustainable future growth underpinned by strong market fundamentals and structural regulatory changes.
- Colorado well-positioned for long-term growth.
  - Introduction of sports betting in May 2021.
  - Removal of $100 betting limits and approval of new casino games in May 2021.
  - Denver and Colorado Springs MSAs[2] driven by attractive demographic trends that outpace U.S. averages.
- Missouri benefits from loyal local customer base.
  - Track record of stability with strong growth since 2021.
- Reno-Sparks well positioned for future growth.
  - Proximity to outdoor recreational attractions aligns well with post-pandemic trends.
  - Blue chip employers such as Tesla driving attractive socioeconomic trends.
- Maryland's gaming market has grown steadily since 2012 when table games were legalized, with continued growth in 2021 due to legalization of sports betting.



Colorado GGR
$811
$828
$842
$834
$560
$976
$1,060
2016
2017
2018
2019
2020
2021
2022
Missouri GGR
$1,715
$1,738
$1,754
$1,730
$1,264
$1,897
$1,905
2016
2017
2018
2019
2020
2021
2022
West Virginia GGR
$639
$587
$613
$618
$431
$644
$740
2016
2017
2018
2019
2020
2021
2022
Washoe County, Nevada GGR
$810
$829
$866
$857
$676
$1,016
$1,040
2016
2017
2018
2019
2020
2021
2022
Maryland GGR
$1,023
$1,614
$1,746
$1,757
$1,226
$1,926
$2,053
2016
2017
2018
2019
2020
2021
2022

1. Gross gaming revenue
2. Metropolitan statistical area

Sources: UNLV Gaming Research, Nevada Gaming Control Board, Colorado Department of Revenue and internal Company research | Note: $ in millions

5

Stable Historical Performance of Regional GGR in the U.S. CENTURY CASINOS US regional GGR has maintained stable growth since 2001 and is resilient to macroeconomic changes including oil prices and CPI U.S. Regional GGR ($bn) 2001 $22 2002 $24 2003 $24 2004 $26 2005 $27 2006 $29 2007 $31 2008 $30 2009 $29 2010 $29 2011 $30 2012 $31 2013 $31 2014 $32 2015 $34 2016 $34 2017 $35 2018 $37 2019 $39 2020 $40 2021 $47 2022 $52 WTI Crude Oil Price (US$ / Barrel) $150 $120 $90 $60 $30 $0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 CPI Index YoY % Change 10.0% 6.0% 2.0% (2.0)% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Sources: UNLV Gaming Research and Bloomberg research. Note: Regional GGR represents U.S. excluding Las Vegas GGR. 6

Pro Forma Century Casinos, Inc. Portfolio One Acquisition Pending CENTURY CASINOS CENTURY CASINOS Acquired April 3, 2023 Nugget CASINO RESORT Pending acquisition in Maryland ROCKY GAP CASINO RESORT Pro Forma CENTURY CASINOS # of Properties 17 Properties 1 Property 1 Property 19 Properties # of Slot Machines 6,043 892 630 7,565 # of Table Games 223 29 16 268 # of Hotel Rooms 466 1,382 198 2,046 Pro Forma Geographic Concentration of 2022 Adjusted EBITDA1 Poland 11% Canada 17% United States 72% United States 100% United States 100% Poland 7% Canada 12% United States 81% Property information excludes Corporate and Other segment. Slot machines, table games and hotel room counts are as of March 31, 2023. 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA.  7

Broad Geographic and Asset Diversification No Single Property Accounts for More than 25% of Adjusted EBITDA CENTURY CASINOS Acquisition of the Nugget and Rocky Gap is expected to significantly increase Century’s scale Pro Forma 41% increase in revenue Pro Forma 50% increase in Adj. EBITDA Further diversifies earnings on geographic and property-level basis (8 markets across North America and Poland) By Property Cape Girardeau Caruthersville Mountaineer Nugget Rocky Gap Cripple Creek Central City Canada Poland Current 2022 Adj. EBITDA1: $111mm 11% 25% 16% 16% 8% 7% 17% Pro Forma 2022 Adj. EBITDA1: $163mm 7% 17% 11% 11% 16% 16% 5% 5% 12% 1. Graphs and percent of total exclude Corporate and Other Adjusted EBITDA. Canada and Poland are not presented by property. Note: Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 8

Summary of Pro Forma Historical Financial Performance (in Millions) CENTURY CASINOS Key Highlights Stable revenue growth across Century, the Nugget and Rocky Gap with strong recovery post-COVID Consistent Adjusted EBITDA growth combined with margin expansion Revenue 2018 $321 $67 $86 $169 2019 $377 $70 $89 $218 2020 $413 $52 $57 $304 2021 $567 $78 $100 $389 2022 $608 $78 $99 $431 Adjusted EBITDA and Margin Margin 18.7% 18.0% 17.9% 27.9% 25.5% Significant disruption at Nugget Casino from ~$90m in capex spend 2016-2020 2018 $60 $19 $18 $23 2019 $68 $20 $17 $30 2020 $74 $15 $11 $48 2021 $158 $27 $33 $98 2022 $155 $25 $27 $103 Adjusted EBITDA less Lease Payments1 2018 $35 $4 $10 $21 2019 $39 $5 $10 $25 2020 $24 $3 $21 -$1 2021 $108 $12 $25 $71 2022 $105 $10 $19 $76 Century Nugget Rocky Gap 1. Lease Payments consists of cash payments on the Company’s Master Lease and CDR land lease. Note: Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA less Lease Payments are non-GAAP financial measures. See Appendix for the definitions of these terms and reconciliation of Adjusted EBITDA. 9

Century Has a Proven Track Record of Consistent Adjusted EBITDA Stability and is Poised for Future Growth CENTURY CASINOS Decade plus of steady Adjusted EBITDA growth with attractive opportunities to accelerate growth with new acquisitions 2012 - 2017 Increased Canadian footprint through developments and acquisitions Opened Century Downs Racetrack and Casino in 2015 Century Bets began operating the southern Alberta pari-mutuel network in 2015, in which the Company owned a 75% stake Acquired St. Albert Casino in 2016 Expanded ownership in Polish operations in 2013 In 2013, the Company acquired an additional 33.3% ownership in Casinos Poland Limited 2018 – Present Opened Century Mile in April 2019 Acquired 3 properties in Missouri and West Virginia in December 2019 Executed on tried and true operational strategy and managed through global pandemic Pro Forma 2012 $11 14.7% 2013 $13 12.1% 2014 $13 10.7% 2015 $23 17.5% 2016 $26 18.5% 2017 $26 16.9% 2018 $23 13.8% 2019 $30 13.9% 2020 $48 15.9% 2021 $98 25.2% 2022 $103 24.0% Pro Forma $155 25.5% Note: in millions Note: Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definitions and reconciliation of Adjusted EBITDA. 10

Income Statement Selected information in USD, in millions except for per share CENTURY CASINOS Q1 2023 Q1 2022 Change Net Operating Revenue 108.5 103.1 +5% Earnings from Operations 18.4 13.0 +41% Net (Loss) Earnings Attributable to Century Casinos, Inc. Shareholders -1.2 0.2 -670% Adjusted EBITDA1 26.1 23.8 +9% Basic (Loss) Earnings per Share -0.04 0.01 -500% Diluted (Loss) Earnings per Share -0.04 0.01 -500% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 11

Balance Sheet and Leverage As of March 31, 2023 CENTURY CASINOS 4.9x Total Principal Debt to Adjusted EBITDA less Lease Payments1 3.5x Net Debt to Adjusted EBITDA less Lease Payments2 4.8x Lease Adjusted Net Leverage (8.0x)3 3.5x Pro Forma4 Total Principal Debt to Adjusted EBITDA less Lease Payments 3.1x Pro Forma4 Net Debt to Adjusted EBITDA less Lease Payments 4.7x Pro Forma Lease Adjusted Net Leverage (8.0x) As 03/31/2023 (in millions) Cash $102.7 Total Principal Debt1 $365.2 Net Debt $262.5 Lease Debt5 $244.0 1. Total Principal Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company’s Adjusted EBITDA less Lease Payments for the trailing-twelve months ended March 31, 2023 by Total Principal Debt. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition of Total Principal Debt, Adjusted EBITDA less Lease Payments, Lease Payments and the definition and reconciliation of Adjusted EBITDA. 2. Net Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company’s Adjusted EBITDA less Lease Payments for the trailing-twelve months ended March 31, 2023 by Net Debt. Net Debt, Adjusted EBITDA and Adjusted EBITDA less Lease Payments are non-GAAP financial measures. See Appendix for the definition and reconciliation of Net Debt, Adjusted EBITDA and Adjusted EBITDA less Lease Payments and the definition of Lease Payments. 3. Lease Adjusted Net Leverage is calculated by dividing the Company’s Adjusted EBITDA for the trailing-twelve months ended March 31, 2023 by the Company’s Net Debt and Lease Debt capitalized at 8.0x. Adjusted EBITDA, Net Debt and Lease Adjusted Net Leverage are non-GAAP financial measures. See Appendix for the definition of Lease Debt, Net Debt and Lease Adjusted Net Leverage and reconciliation of Adjusted EBITDA and Net Debt 4. Pro Forma ratios are calculated as if the Nugget Acquisition and Rocky Gap Acquisition occurred on April 1, 2022. See Appendix for the reconciliation of Pro Forma Total Principal Debt to Adjusted EBITDA less Lease Payments, Pro Forma Net Debt to Adjusted EBITDA less Lease Payments and Pro Forma Lease Adjusted Net Leverage. 5. Lease Debt is calculated as Lease Payments capitalized at 8.0x. Lease Debt is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Lease Debt and Lease Payments.  12

Environmental, Social and Governance (“ESG”) CENTURY CASINOS Century’s Commitment Environmental Century is committed to environmental responsibility in the communities in which we operate. Social Responsibility Century is involved with local projects and charities in the communities in which we operate. Century is committed to diversity across all levels. Century promotes responsible gaming at all our properties. Corporate Governance Century created an ESG Steering Committee to oversee and provide executive sponsorship for our corporate ESG strategy, goals and initiatives. Century is creating “Century CARES” teams at each property to focus on community involvement and environmental practices. Century “CARES” – Committed, Action-oriented, Responsible, Eco-friendly, Sustainable 13

CNTY Consolidated Results 2019 – 2023 Quarterly Results (in USD, in millions) CENTURY CASINOS Net Operating Revenue 140 120 100 80 60 40 20 0 Q1 45.6 87.7 72.4 103.1 108.5 Q2 52.4 36.1 92.2 111.1 Q3 52.9 95.7 116.6 112.6 Q4 67.2 84.8 107.3 103.8 2019 2020 2021 2022 2023 Adjusted EBITDA (1) 35.0 30.0 25.0 15.0 10.0 5.0 0.0 (5.0) Q1 6.7 9.6 14.7 23.8 26.1 Q2 6.7 (1.8) 25.2 29.8 Q3 7.1 22.2 33.1 28.1 Q4 9.8 18.3 24.9 21.7 2019 2020 2021 2022 2023 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 14

Net Operating Revenue Q1 2023 by Reportable Segment and Operating Segment (1) (in USD) CENTURY CASINOS Canada 15% Poland 24% United States 61% Edmonton 11% Calgary 4% Colorado 10% West Virginia 25% Missouri 26% Poland 24% 1. Excludes the Corporate and Other Reportable Segment 15

Adjusted EBITDA (1) Q1 2023 by Reportable Segment and Operating Segment (2) (in USD) CENTURY CASINOS Canada 16% Poland 12% United States 72% Edmonton 10% Calgary 6% Colorado 11% West Virginia 14% Missouri 47% Poland 12% 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 2. Excludes the Corporate and Other Reportable Segment 16

U.S. OPERATIONS OVERVIEW Colorado Missouri West Virginia 17

Colorado Region Market Overview and Asset Summary

Central City and Cripple Creek

Asset	Property Highlights	Key Stats[1]	
	▪ **Central City** is located just 45 minutes west of Denver, Colorado ▪ **Easily accessible** from highway I-70 ▪ **Online sports betting** through Tipico Sportsbook partnership	**Casino Sq. Footage**	22,640
		Slot Machines	409
		Tables	8
		Hotel Rooms	26
	▪ **Cripple Creek** is located ~45 miles from Colorado Springs ▪ State-of-the art slot machines, exciting table games ▪ **Online sports betting** through Circa Sports and Bet365 partnerships	**Casino Sq. Footage**	19,610
		Slot Machines	383
		Tables	6
		Hotel Rooms	21

Competitive Landscape



Population / Sq. Mile
< 25
25 - 100
100 - 250
250 - 1,000
> 1,000
0 5 10 15
Miles
Boulder
Denver
~ 45 min drive
Colorado
Springs
~ 1 hr drive
Central City
Black Hawk
Cripple Creek

Market Demographics and Stability

- Central City and Cripple Creek serve the Denver and Colorado Springs MSAs, respectively, both of which are exhibiting strong geographic and economic trends.
- Both markets include local and tourist visitorship.
- Historically strong GGR trends with strong upside due to recent regulatory actions to remove betting limits and legalize online sports betting.
- The state benefits from positive demographic trends, with 50bps higher population growth from April 2020 to July 2022 than national average and median household income of $80,184 vs. a US average of $69,021 from 2017-2021 in 2021 dollars.

Source: U.S. Census Bureau | 1. As of March 31, 2023.

18

Colorado Region Results Central City and Cripple Creek CENTURY CASINOS Net Operating Revenue 16.0 14.0 12.0 10.0 8.0 6.0 4.0 2.0 0.0 Q1 9.4 10.3 10.6 Q2 12.1 11.6 Q3 12.5 13.5 Q4 11.3 11.2 2021 2022 2023 Adjusted EBITDA1 6.0 5.0 4.0 3.0 2.0 1.0 0.0 Q1 3.1 3.3 3.2 Q2 4.8 4.4 Q3 5.0 5.3 Q4 3.9 3.6 2021 2022 2023 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 19

Missouri Region Market Overview and Asset Summary

Cape Girardeau and Caruthersville

Asset	Property Highlights	Key Stats[1]	
	▪ Casino is situated in **downtown Cape Girardeau** ▪ The property opened in October 2012 with the 13th and final gaming license in Missouri ▪ Property includes an entertainment center, and a ~7,700 square ft. event center with seating for up to 600 ▪ Construction commenced on **69 room hotel** adjacent to and connected with casino	**Casino Sq. Footage**	41,530
		Slot Machines	839
		Tables	23
		Hotel Rooms	N/A
	▪ Caruthersville temporarily operating out of the land-based pavilion ▪ **RV Park** open year-round and located by the water ▪ Construction commenced on **land-based casino and hotel** ▪ Adjacent **stand-alone hotel** opened late October 2022	**Casino Sq. Footage**	12,000
		Slot Machines	424
		Tables	6
		Hotel Rooms	36 [2]

Competitive Landscape


LEGEND
State
Population / Sq. Mile
< 25
25 - 100
100 - 250
250 - 1,000
> 1,000
Miles
By Census Tract
St. Louis
Illinois
Indiana
Missouri
Kentucky
Tennessee
Mississippi
Alabama
Cape Girardeau
Caruthersville
Jonesboro
Jackson
Memphis
75 miles
75 miles
1 Cape Girardeau
2 Caruthersville
3 Metropolis
Harrah's
4 St. Louis Market
5 Southland
6 Walker's Bluff (2023)

Market Demographics and Stability

- Cape Girardeau and Caruthersville are local, drive-to markets with loyal customer bases.
- Missouri is one of the largest regional gaming markets with ~$1.9 billion of gaming revenue in 2022, having grown >10% since 2019.
- Missouri has strong macroeconomic drivers, including employment growth and a diverse economy.

Source: UNLV Gaming Research, American Gaming Association "State of the States 2021" | 1. As of March 31, 2023. 2. The Farmstead.

20

Missouri Region Results Cape Girardeau and Caruthersville CENTURY CASINOS Net Operating Revenue 40.0 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 Q1 31.0 28.7 29.1 Q2 34.1 29.0 Q3 29.7 26.8 Q4 28.3 24.6 2021 2022 2023 Adjusted EBITDA1 20.0 18.0 16.0 14.0 12.0 10.0 8.0 6.0 4.0 2.0 0.0 Q1 15.4 12.8 12.7 Q2 17.2 13.0 Q3 13.4 10.6 Q4 12.8 9.2 2021 2022 2023 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 21

West Virginia Region Market Overview and Asset Summary

Mountaineer Casino, Racetrack & Resort

Asset	Property Highlights	Key Stats[1]	
	▪ **Mountaineer Casino** is the **area's only full-service resort and casino** featuring world-class thoroughbred racing, an 18-hole golf course and 5,000-seat convention center ▪ Located **on the beautiful Ohio River** in the northern panhandle of West Virginia ▪ Located on Route 2, near Chester WV, and is an **easy drive from many locations in Ohio, Pennsylvania, and West Virginia** ▪ **Sports betting and i-Gaming available** through William Hill / Caesars and Rush Street Interactive	**Casino Sq. Footage**	72,380
		Slot Machines	1,034
		Tables	26
		Hotel Rooms	357

Competitive Landscape



LEGEND
State
Population / Sq. Mile
< 25
25 - 100
100 - 250
250 - 1,000
> 1,000
0
7.5
15
Miles
By Census Tract
Akron
Youngstown
Canton
Ohio
~1 hr 20 min drive
~1 hr drive
~45 min drive to airport
~1 hr drive
Pittsburgh
Pennsylvania
50 miles
West Virginia
Mountaineer Casino
Hollywood Gaming
Rivers Pittsburgh
Hollywood Casino
Wheeling Island
RIVERS

Market Demographics and Stability

- Mountaineer serves the Pittsburgh and eastern Ohio drive-to markets, providing multiple revenue streams including gaming, sports betting, lodging, entertainment, food and beverage.
- West Virginia was an early adopter of internet gaming (fifth state in the U.S.), which has drawn customers from neighboring states.
- There are a maximum of 5 gaming licenses available in the state with no additional licenses allowed.[2]
- The gaming market in West Virginia has expanded substantially, with 53% GGR growth from 2019 to 2022.

Sources: U.S. BLS, UNLV Gaming Research, American Gaming Association "State of the States 2021" | 1. As of March 31, 2023. 2. Assumes no additional racetracks open in the state.

22

West Virginia Region Results Mountaineer Casino, Racetrack & Resort CENTURY CASINOS Net Operating Revenue 35.0 30.0 25.0 20.0 15.0 10.0 5.0 0.0 Q1 23.9 26.3 26.7 Q2 30.6 29.7 Q3 31.7 30.4 Q4 28.7 26.5 2021 2022 2023 Adjusted EBITDA1 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0.0 Q1 3.6 4.3 3.9 Q2 6.2 4.9 Q3 5.9 5.3 Q4 4.5 3.5 2021 2022 2023 1. Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 23

Nugget CASINO RESORT RENO-SPARKS, ACQUIRED APRIL 3, 2023

Transaction Overview CENTURY CASINOS In February 2022, Century announced a definitive agreement with Marnell Gaming, LLC to acquire 100% of Nugget Sparks, LLC (“Nugget”) and 50% of Smooth Bourbon, LLC (“Smooth Bourbon”) for a total of $195mm On April 1, 2022, Century closed on the 50% interest in Smooth Bourbon for $95mm and receives $7.5mm in annual rent (which is 50% of total rent payments by the Nugget to Smooth Bourbon) On April 3, 2023, Century closed on the OpCo Acquisition for $100mm Nugget Acquisition funded through Goldman Credit Agreement Century also has a 5-year option through April 1, 2027 to acquire the remaining 50% of Smooth Bourbon for $105mm (plus 2% per annum) For the year ended December 31, 2022, the Nugget generated revenue of $99mm and Adj. EBITDA of $27mm We see upside to these numbers, mainly for these reasons: Anticipate synergies when integrating the Nugget into our portfolio of North American operations Identified opportunities to improve the operations, mainly on the slot floor – the most profitable area of all Note: Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 25

Nugget Casino Resort Property Overview CENTURY CASINOS Key Highlights The newly remodeled Nugget Casino is conveniently located on route I-80 with easy access from the airport The full-service resort boasts a large gaming floor, two hotel towers, a convention space, outdoor amphitheater, and a wide variety of casual and fine dining options in addition to several on-site bars and lounges Reno/Sparks is a top 15 gaming market in the U.S. The Nugget has one of the largest conference centers in Reno in addition to a state-of-the-art 8,555-seat outdoor venue Property Stats Owned Land Acreage 29 Casino Sq. Ft. 71,200 Recent Renovation $90+ million Slots 892 Full-time Equivalent Employees 576 Table Games 29 Rooms 1,382 Restaurants 5 Convention Space Sq. Ft. 114,500 Amphitheater Seats 8,555 2022 Revenue $99mm 2022 Adj. EBITDA (Margin)1 $27 million (27%) 1. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix for the definitions of these measures and reconciliation of Adjusted EBITDA. 26

Continued Growth of Reno-Sparks Economy CENTURY CASINOS Reno-Sparks Area Highlights Reno, known as the “Biggest Little City in the World” is famous for its casinos, but is also known as a destination for outdoor recreation with proximity to Lake Tahoe and several ski resorts Current home to Tesla Gigafactory, Apple, Switch Data Center and Walmart Distribution Population approaching 500,000 (15% growth from 2010 to 2020 vs. national average of 7%, with an additional 2%+ growth since 2020) The Reno-Tahoe airport is expanding the ticket hall, shopping and ground transportation center and adding new concourses ($1bn “MoreRNO” project). Reno-Sparks Unemployment Rate 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 2016 2017 2018 2019 2020 2021 2022 3.5% Washoe County Population Forecast ’22-’28 CAGR: 1.4% 2022 489,180 2023 495,136 2024 501,461 2025 507,626 2026 513,532 2027 519,307 2028 524,711 Washoe County Personal Income Per Capita ’22-’28 CAGR: 2.4% 2022 $59,982 2023 $61,362 2024 $62,841 2025 $64,299 2026 $65,447 2027 $66,556 2028 $67,630 Source: Reno.gov, U.S. Bureau of Labor Statistics, Washoe County Consensus Forecast 2022-2042, Industry Research 27

ROCKY GAP CASINO RESORT GOLF FLINTSTONE, MARYLAND PENDING ACQUISITION

Transaction Overview CENTURY CASINOS In August 2022, Century announced a definitive agreement to acquire the operations of Rocky Gap Casino Resort for $56.1mm Represents a purchase price multiple of 4.9 x 2021 Adj. EBITDA (pro forma after lease payments to VICI) and is expected to close in Q2 2023 pending receipt of regulatory approvals Simultaneously, VICI will acquire the real estate assets for $203.9mm. The initial annual lease payments for Rocky Gap payable to VICI are set at $15.5mm and will be integrated into the existing Master Lease between Century and VICI. Century will pay for the acquisition with cash on balance sheet. In 2022, Rocky Gap generated revenue of $78.0mm and Adj. EBITDA of $25.4mm We see upside to these numbers, mainly for these reasons: Unencumbered sports betting opportunity with upside from potential iGaming legalization Opportunity to replace lower-performing slots with new units to yield immediate upside in overall win per unit per day Recently installed hotel management system will optimize room rate and occupancy Note: Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the definition and reconciliation of Adjusted EBITDA. 29

Rocky Gap Casino Resort

CENTURY CASINOS

- Only casino resort in western Maryland, with 10 million + adults within a 100-mile radius
- 198 hotel rooms
- 630 slot machines
- 16 table games
- $10mm of property upgrades since 2018
  - remodeled rooms and suites
  - new sports lounge
  - renovation and upgrade of food and beverage offerings
  - golf course improvements
- Maryland's only Jack Nicklaus Signature golf course
- Events center and meeting facilities for approx. 500 people
- Spa, pool and outdoor activities


ROCKY GAP
CASINO
RESORT / HOTEL
PARKING
GOLF
BEACH
WELCOME BACK

1998
Opening of Rocky Gap Lodge & Golf Resort

2012
Acquired by Lakes Entertainment ("Lakes")

2013
Reopened as "Rocky Gap Casino Resort" with 558 slot machines and 10 live table games

2015
Acquired by Golden Entertainment through merger with Lakes

2016
Property renovation including new table games, parking spaces and expanded amenity offering

2018/2020
All 198 hotel rooms redesigned and upgraded

2020/2021
Enhanced amenity offerings including upscale Lakeside Grille, new sports lounge and golf course improvements

2022
Continuation of record property performance

1998 // 2012 2013 // 2015 2016 // 2018 // 2020 2021 2022

30

Rocky Gap, MD Competitive Landscape CENTURY CASINOS Property attracts local and destination drive-in customers from Maryland and surrounding states. Rocky Gap Casino Resort 1 Lady Luck Nemacolin 2 Hollywood Casino Charles Town 3 Live! Casino Pittsburgh 4 Parx Casino Shippensburg 31

ADDITIONAL GROWTH DRIVERS Cape Girardeau Hotel Caruthersville Land-based

Century is Well-Positioned for the Next Stage of Growth Missouri Projects – Cape Girardeau Hotel CENTURY CASINOS Century has commenced construction of a 69-room hotel at Cape Girardeau connected to the existing casino Project will transform the facility to a full resort destination with gaming, various bars and dining venues, as well as conference, concert and event spaces. Expected to open in the first half of 2024 at a cost of approx. $31mm. $7.1mm has been spent as of March 31, 2023. Cape Girardeau Hotel Rendering Cape Girardeau Hotel Construction Progress 33

Century is Well-Positioned for the Next Stage of Growth Missouri Projects – Caruthersville Temporary Land-Based Casino & Hotel CENTURY CASINOS Originally, the casino operated on a riverboat and barge. Closed all games on the riverboat in October 2022 as it was no longer accessible due to record low water levels (continued on barge only). Relocation of all casino operations from riverboat and barge to temporary land-based location in pavilion completed December 2022. Grand opening of The Farmstead in December 2022. 36-room contemporary hotel located near the pavilion and new land-based casino and hotel development. The pavilion, The Farmstead, and the location of the new land-based casino & hotel are all protected by a flood wall. Operations will no longer be affected by water levels in the Mississippi River. 34

Century is Well-Positioned for the Next Stage of Growth Missouri Projects – Caruthersville Permanent Land-Based Casino & Hotel CENTURY CASINOS Groundbreaking on December 2, 2022. Expected opening in late 2024. 600 slot machines (with the possibility of an expansion for an additional 140), table games, a restaurant and bar. New 38-room hotel, located between the existing pavilion and the new casino, with scenic views. Amendment to Master Lease with VICI. Project cost approx. $51.9mm funded by VICI, rent under Master Lease will increase by approx. $4.2mm (8%) after opening. Transformation from the last remaining riverboat to full destination resort. Attract customers from further into Missouri, Tennessee and Arkansas. Providing guests with a better, more convenient casino experience. 35

THANK YOU !

APPENDIX

Appendix Earnings from Operations - Q1 2023 by Reportable Segment and Operating Segment1 (in USD) CENTURY CASINOS Canada 19% Poland 13% United States 68% Edmonton 9% Calgary 10% Colorado 13% West Virginia 10% Missouri 45% Poland 13% 1. Excludes the Corporate and Other Reportable Segment 38

Appendix Net Earnings Attributable to Century Casinos, Inc. Shareholders – Q1 2023 by Reportable Segment and Operating Segment1 (in USD) CENTURY CASINOS Canada 21% Poland 18% United States 61% Edmonton 17% Calgary 4% Colorado 23% West Virginia 0% Missouri 38% Poland 18% 1. Excludes the Corporate and Other Reportable Segment 39

Appendix Abbreviations of Century Casinos, Inc. Subsidiaries and Certain Reporting Units CENTURY CASINOS Abbreviation Century Casinos & Hotel – Central City CTL or Central City Century Casino & Hotel – Cripple Creek CRC or Cripple Creek Mountaineer Casino, Racetrack & Resort MTR or Mountaineer Century Casino Cape Girardeau CCG or Cape Girardeau Century Casino Caruthersville CCV or Caruthersville Century Casino & Hotel – Edmonton CRA or Edmonton Century Casino St. Albert CSA or St. Albert Century Downs Racetrack and Casino CDR or Century Downs Century Mile Racetrack and Casino CMR or Century Mile Casinos Poland CPL Century Resorts Management GmbH CRM Cruise Ships & Other Ships & Other Corporate Other N/A Nugget Casino resort Nugget Sparks, LLC or Nugget Smooth Bourbon, LLC Smooth Bourbon 40

Appendix Terms and Definitions CENTURY CASINOS In this presentation, the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars and the term “PLN” refers to Polish zloty. Adjusted EBITDA, Adjusted EBITDA margin and Net Debt are non-GAAP financial measures. See Appendix “Non-GAAP Financial Measures” for the definition and reconciliation of Adjusted EBITDA, Adjusted EBITDA margin and Net Debt. Amounts presented are rounded. As such, rounding differences could occur in period-over-period changes and percentages reported throughout this presentation. “Nugget Acquisition” means the Company’s purchase of the operating assets of Nugget Casino Resort (the “OpCo Acquisition”) and 50% of the membership interests in the company that owns the real property on which the casino is located (the “Smooth Bourbon Acquisition”). “Rocky Gap Acquisition” means the Company’s purchase of the operations of Rocky Gap Casino Resort. “Goldman Credit Agreement” means a credit agreement with Goldman Sachs Bank USA and other parties that provides for a $350.0 million term loan and a $30.0 million revolving credit facility. “Master Lease” means the Company’s master lease of its Missouri, West Virginia and Maryland (pending) properties with subsidiaries of VICI Properties Inc. (“VICI”). “Pro Forma” refers to the pro forma effect of the Nugget Acquisition and the Rocky Gap Acquisition. 41

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company supplements its consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis. Adjusted EBITDA Adjusted EBITDA margin Net Debt Adjusted EBITDA less Lease Payments Lease Debt Lease Adjusted Net Leverage Lease Adjusted Leverage Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance. The adjustments made to GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP financial measures.  42

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation and amortization, non-controlling interests net earnings (loss) and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, loss (gain) on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions, cost recovery income and other, gain on business combination and certain other one-time transactions. Expense related to the Master Lease for the Company’s acquired casinos in Missouri and West Virginia and CDR land lease is included in the interest expense (income), net line item. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) attributable to Century Casinos, Inc. shareholders and Adjusted EBITDA reported for each segment. Non-cash stock-based compensation expense is presented under Corporate and Other as the expense is not allocated to reportable segments when reviewed by the Company’s chief operating decision makers. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under GAAP. Adjusted EBITDA is not considered a measure of performance recognized under GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above-mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations.  43

Appendix Non-GAAP Financial Measures CENTURY CASINOS The Company defines Net Debt as Total Principal Debt minus cash and cash equivalents. Total Principal Debt is defined as total long-term debt (including current portion) plus deferred financing costs. Net Debt is not considered a liquidity measure recognized under GAAP. Management believes that Net Debt is a valuable measure of our overall financial situation. Net Debt provides investors with an indication of our ability to pay off all of our long-term debt if it became due simultaneously. Adjusted EBITDA less Lease Payments is calculated by deducting the cash payments related to the Company’s Master Lease and CDR land lease (“Lease Payments”) from Adjusted EBITDA to calculate the debt and Net Debt to Adjusted EBITDA ratios. The Company does not recognize rent expense related to the Master Lease assets; instead, a portion of the periodic payment under the Master Lease is recognized as interest expense with the remainder of the payment reducing the failed sale-leaseback financing obligation using the effective interest method. The Company does not recognize rent expense related to the CDR land lease asset; instead, the payment is recognized as interest expense. Management believes that deducting cash payments related to its Master Lease and CDR land lease from Adjusted EBITDA provides investors with an indication of the length of time it would take the Company to repay its long-term debt. Lease Debt is Lease Payments capitalized at 8.0x (a metric the Company believes is the industry standard used by analysts for this calculation). Lease Debt is not considered a measure of the Company’s financing obligations under GAAP. Management believes Lease Debt provides investors with a metric that can be used to compare the Company’s leverage to its peers. The Company’s computation of Lease Debt may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Lease Adjusted Net Leverage is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less Lease Payments by the Company’s Net Debt and Lease Debt. Lease Adjusted Net Leverage shows the Company’s leverage as if the Master Lease and CDR land lease were financed as debt obligations. The metric is commonly used by the Company’s peers, and the Company believes that this metric provides a useful comparison for investors. The Company’s computation of Lease Adjusted Net Leverage may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Lease Adjusted Leverage is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less Lease Payments by the Company’s Total Principal Debt and Lease Debt. Lease Adjusted Leverage shows the Company’s leverage as if the Master Lease and CDR land lease were financed as debt obligations. The metric is commonly used by the Company’s peers, and the Company believes that this metric provides a useful comparison for investors. The Company’s computation of Lease Adjusted Leverage may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry.  44

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Century Casinos, Inc. in USD, in thousands For the three months ended March 31, 2023 2022 Net Operating Revenue $108,508 $103,103 Net (loss) earnings attributable to Century Casinos, Inc. shareholders (1,243) 218 Interest expense (income), net 17,504 10,794 Income taxes 1,623 1,435 Depreciation and amortization 6,855 6,795 Net earnings attributable to non-controlling interests 4,274 2,491 Non-cash stock-based compensation 736 673 (Gain) loss on foreign currency transactions, cost recovery income and other (4,332) 249 Loss on disposition of fixed assets 479 37 Acquisition costs 158 1,132 Adjusted EBITDA $26,054 $23,824 45

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS For the three months ended March 31, 2023 in USD, in thousands Colorado West Virginia Missouri Total United States Net income attributable to Century Casinos, Inc. shareholders 2,015 6 3,354 5,375 Interest (income) expense, net - 2,104 5,015 7,119 Income taxes 644 2 1,130 1,776 Depreciation and amortization 507 1,774 2,751 5,032 Loss on disposition of fixed assets - - 470 470 Adjusted EBITDA $3,166 $3,886 $12,720 $19,772 For the three months ended March 31, 2022 in USD, in thousands Colorado West Virginia Missouri Total United States Net income attributable to Century Casinos, Inc. shareholders 2,793 511 5,217 8,521 Interest expense (income), net (1) 2,071 4,937 7,007 Depreciation and amortization 467 1,687 2,614 4,768 Loss on disposition of fixed assets 1 18 - 19 Adjusted EBITDA $3,260 $4,287 $12,768 $20,315 46

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA CENTURY CASINOS Nugget Casino Resort1 in USD, in thousands For the year ended December 31, 2022 Net Operating Revenue $99,089 Net income 1,984 Interest expense 223 Depreciation and amortization 12,025 Management fees 1,000 Rent expense 11,328 Adjusted EBITDA $26,594 Adjusted EBITDA Margin 27% Rocky Gap Casino Resort2 in USD, in thousands For the year ended December 31, 2022 Net Operating Revenue $78,010 Net income 22,966 Interest expense, net 16 Depreciation and amortization 2,423 Adjusted EBITDA $25,383 Adjusted EBITDA Margin 33% 1. The Nugget Acquisition closed on April 3, 2023. 2. The Rocky Gap Acquisition is expected to close in the summer of 2023. The Company has received approval from the Maryland State Lottery & Gaming Control Agency. The acquisition is pending additional governmental approvals. 47

Appendix

Non-GAAP Financial Measures – Reconciliation of Quarterly Adjusted EBITDA

	2019				2020				2021				2022				2023
in USD, in millions	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net earnings (loss) attributable to Century Casinos, Inc. shareholders	$ 1.1	$ (0.6)	$ 0.5	$(20.1)	$(45.9)	$(12.6)	$ 3.7	$ 6.7	$ (1.4)	$ 6.9	$ 11.2	$ 4.0	$ 0.2	$ 8.9	$ 2.9	$ (4.0)	$ (1.2)
Interest expense (income), net	1.3	1.4	1.4	4.2	11.4	10.6	10.6	10.6	10.5	10.7	10.6	10.8	10.8	21.8	15.3	17.0	17.5
Income taxes (benefit)	0.7	1.4	1.1	1.0	2.5	0.6	0.4	1.3	0.1	1.1	2.6	2.6	1.4	(10.4)	0.9	0.5	1.6
Depreciation and amortization	2.4	2.4	2.8	3.1	6.5	6.4	6.8	6.8	6.6	6.6	6.8	6.7	6.8	6.8	6.8	6.8	6.9
Non-controlling interests	0.7	0.9	0.6	0.9	0.2	(0.6)	0.2	0.1	(0.5)	(0.6)	1.2	1.1	2.5	1.0	1.3	0.9	4.3
Non-cash stock-based compensation	0.3	0.4	0.4	0.3	(0.0)	0.2	0.4	(0.8)	0.3	0.3	1.0	1.1	0.7	1.0	1.0	0.7	0.7
(Gain) loss on foreign currency transactions, cost recovery income and other	(0.3)	(0.5)	(0.1)	(0.4)	0.8	(7.5)	0.0	(6.4)	(1.0)	0.0	(0.3)	(1.4)	0.2	(0.4)	(0.4)	(0.7)	(4.3)
Impairment - intangible and tangible assets	—	—	—	16.5	34.0	1.2	—	—	—	—	—	—	—	—	—	—	—
Loss (gain) on disposition of fixed assets	0.0	0.5	0.1	0.1	0.0	(0.1)	0.0	0.1	0.1	0.2	0.0	0.1	0.0	(0.1)	0.0	0.1	0.5
Acquisition costs	—	0.8	0.3	4.3	0.2	0.1	—	—	—	—	—	—	1.1	1.3	0.3	0.4	0.2
Preopening expenses	0.5	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$ 6.7	$ 6.7	$ 7.1	$ 9.8	$ 9.6	$ (1.8)	$ 22.2	$ 18.3	$ 14.7	$ 25.2	$ 33.1	$ 24.9	$ 23.8	$ 29.8	$ 28.1	$ 21.7	$ 26.1

48

Appendix Non-GAAP Financial Measures – Reconciliation of Adjusted EBITDA and Adjusted EBITDA less Lease Payments (in thousands) CENTURY CASINOS in USD, in thousands Q2 2022 Q3 2022 Q4 2022 Q1 2023 Trailing-Twelve Months Ended March 31, 2023 "Year Ended December 31, 2022" Net earnings (loss) attributable to Century Casinos, Inc. shareholders $8,856 $2,944 $(4,042) $(1,243) $6,515 $7,976 Interest expense (income), net 21,796 15,350 17,041 17,504 71,690 64,980 Income tax (benefit) expense (10,421) 855 470 1,623 (7,472) (7,660) Depreciation and amortization 6,779 6,776 6,759 6,855 27,169 27,109 Non-controlling interests 995 1,266 941 4,274 7,477 5,694 Non-cash stock-based compensation 1,012 953 697 736 3,398 3,335 Gain on foreign currency transactions, cost recovery income and other (424) (409) (653) (4,332) (5,817) (1,236) (Gain) loss on disposition of fixed assets (112) 38 54 479 460 18 Acquisition costs 1,297 295 399 158 2,150 3,124 Adjusted EBITDA $29,778 $28,068 $21,666 $26,054 $105,570 $103,340 Cash payments on Master Lease (6,376) (8,501) (6,539) (6,865) (28,281) (25,666) Adjusted EBITDA less Lease Payments $22,707 $19,034 $14,620 $18,703 $75,068 $75,586 49

Appendix Non-GAAP Financial Measures – Calculation of Lease Adjusted Net Leverage and Lease Adjusted Leverage CENTURY CASINOS in dollars, in millions Trailing-Twelve Months ended March 31, 2023 Current "Nugget Acquisition (1)" "Rocky Gap Acquisition PENDING (2)" Trailing-Twelve Months ended March 31, 2023 PRO FORMA Cash $102.7 $- $(56.1) $46.6 Total Principal Debt 365.2 - - 365.2 Net Debt 262.5 - 56.1 318.6 Adj EBITDA (3) 105.6 26.6 25.4 157.6 Lease Payments (4) (30.5) (7.5) (15.5) (53.5) Adj EBITDA less Lease Payments $75.1 $104.1 Total Principal Debt / Adj EBITDA less Lease Payments (5) 4.9x 3.5x Net Debt / Adj EBITDA less Lease Payments (6) 3.5x 3.1x Lease Debt(7) Capitalized at 8.0x 244.0 60.0 124.0 428.0 Lease Debt plus Net Debt 506.5 - - 746.6 Lease Adjusted Net Leverage 4.8x 4.7x In addition to the Lease Payments presented in the table above, operating lease payments for the trailing-twelve months ended March 31, 2023 were $5.1 million. 1. Includes: (1) Adjusted EBITDA for the trailing-twelve months ended March 31, 2023, attributable to the Nugget and (2) cash payments related to 50% of the lease agreement between Smooth Bourbon, LLC and the Nugget that is attributable to Marnell Gaming, LLC. Acquisition was completed April 3, 2023. 2. Includes: (1) The purchase price for the Rocky Gap Acquisition that the Company will pay in cash, (2) Adjusted EBITDA for the trailing-twelve months ended March 31, 2023, attributable to Rocky Gap, and (3) cash lease payments related to the amendments to the Master Lease for the Rocky Gap Acquisition. Acquisition is pending. 3. Adjusted EBITDA related to the Company, the Nugget and Rocky Gap is for the trailing-twelve months ended March 31, 2023. 4. The Company’s Master Lease and CDR land lease payments for the trailing-twelve months ended March 31, 2023. Payments related to the Nugget and Rocky Gap leases are presented as annual payments for the first twelve months of the lease. 5. Net Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company’s Adjusted EBITDA less Lease Payments for the trailing-twelve months ended March 31, 2023 by Net Debt. 6. Total Principal Debt to Adjusted EBITDA less Lease Payments is calculated by dividing the Company’s Adjusted EBITDA less Lease Payments for the trailing-twelve months ended March 31, 2023 by Total Principal Debt. 7. Calculated as Lease Payments capitalized at 8.0x. 50

Appendix Non-GAAP Financial Measures – Reconciliation of Net Debt CENTURY CASINOS Amounts in thousands March 31, 2023 December 31, 2022 Total long-term debt, including current portion $349,005 $349,580 Deferred financing costs 16,170 16,844 Total principal $365,175 $366,424 Less: Cash and cash equivalents $102,707 $101,785 Net Debt $262,468 $264,639 51